UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 21, 2016

Citigroup Commercial Mortgage Trust 2016-P3

(Exact name of issuing entity)
(Central Index Key Number of issuing entity: 0001669393)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)

Natixis Real Estate Capital LLC
(Central Index Key number: 0001542256)

Société Générale
(Central Index Key number: 0001238163)

Macquarie US Trading LLC d/b/a Principal Commercial Capital
(Central Index Key number: 0001634437)

The Bank of New York Mellon
(Central Index Key number: 0001497973)

Walker & Dunlop Commercial Property Funding I WF, LLC
(Central Index Key number: 0001617874)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-02	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2016, with respect to Citigroup Commercial Mortgage Trust 2016-P3, Commercial Mortgage Pass-Through Certificates, Series 2016-P3, as and to the extent described below. The purpose of this amendment is (1) to replace the version of the pooling and servicing agreement previously filed as Exhibit 4.1 to the Form 8-K with the version attached to this Form 8-K/A as Exhibit 4.1, which contains a few conforming and corrective revisions to the previously filed version, and (2) to file the DBJPM 2016-C1 PSA (as defined below) pursuant to which the 600 Broadway Mortgage Loan (as defined below) has been (and is expected to continue to be) serviced from and after April 19, 2016. Effective upon the filing of this Form 8-K/A, Exhibit 4.1 of the Form 8-K is replaced and superseded in its entirety by Exhibit 4.1 to this Form 8-K/A.

Item 8.01.     Other Events.

On April 13, 2016 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), C-III Asset Management LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-P3, Commercial Mortgage Pass-Through Certificates, Series 2016-P3 (the “Certificates”).

Certain classes of the Certificates were offered for sale to the public, pursuant to the Depositor’s Prospectus, dated March 29, 2016 (the “Prospectus”) and filed with the Securities and Exchange Commission on April 13, 2016.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-P3 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. As of the Closing Date, the assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 75 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 600 Broadway (the “600 Broadway Mortgage Loan”) is part of a loan combination (the “600 Broadway Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and five pari passu companion loans (each, a “600 Broadway Pari Passu Companion Loan” and, collectively, the “600 Broadway Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. During the period from the Closing Date to April 19, 2016, the 600 Broadway Loan Combination was serviced pursuant to the Pooling and Servicing Agreement.

On April 19, 2016, the 600 Broadway Pari Passu Companion Loan evidenced by the controlling note A-4 was contributed to the commercial mortgage securitization transaction involving the issuance of the DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1 (the “DBJPM 2016-C1 Certificates”), and from and after April 19, 2016, the 600 Broadway Loan Combination has been (and is expected to continue to be) serviced pursuant to the pooling and servicing agreement governing the issuance of the DBJPM 2016-C1 Certificates, dated as of April 1, 2016 (the “DBJPM 2016-C1 PSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor (the “DBJPM 2016-C1 Depositor”), Wells Fargo Bank, National Association, as master servicer (the “DBJPM 2016-C1 Servicer”) and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “DBJPM 2016-C1 Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee (the “DBJPM 2016-C1 Trustee”). The DBJPM 2016-C1 Servicer and the DBJPM 2016-C1 Special Servicer are responsible for servicing the 600 Broadway Mortgage Loan and administering the related mortgaged property, and the DBJPM 2016-C1 Trustee is the mortgagee of record with respect to the 600 Broadway Mortgage Loan.

The DBJPM 2016-C1 PSA, in the form most recently filed with the Securities and Exchange Commission by the DBJPM 2016-C1 Depositor, is attached as exhibit 4.18 hereto.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.18	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1, dated as of April 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-P3 – Form 8-K/A

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.18	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1, dated as of April 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.	(E)